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                                                                  Exhibit (e)(1)

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                                                                                                          LIFE INSURANCE APPLICATION
                                                                                                                              PART A
                                                                                                                    NEW YORK VERSION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

The insurance company named above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.
____________________________________________________________________________________________________________________________________

1.  PRIMARY PROPOSED INSURED

    First Name ________________________ MI __ Last Name ___________________________ Social Security # ______________________________

    Sex [ ] M [ ] F Birthplace* (STATE, COUNTRY) ______________________ Date of Birth ________________ Current Age _________________

    TOBACCO USE Have you ever used any form of tobacco or nicotine products? [ ] yes [ ] no TYPE and QUANTITY used _________________

    If yes, are you a current user? [ ] yes [ ] no If no, date of last use _________________________________________________________

    Driver's License [ ] yes [ ] no License State ____________________ Number ______________________________________________________

    U.S. Citizen or Permanent Resident (Green Card holder) [ ] yes [ ] no

    If no, Country of Citizenship _________________________ Date of Entry ____________ Visa Type ___________ (Copy of Visa Required)

    Address ________________________________ City, State _____________________________________ ZIP _________________________________

    Home Phone (____)______________________ Alternate Phone (___)_________________ Email ___________________________________________

    Employer ________________________________ Occupation ________________________ Length of Employment _____________________________

    Employer Address __________________________________________ City, State _______________________ ZIP ____________________________

    Duties _________________________________________________________________________________________________________________________

    Personal Earned Income $ ______________________ Household Income $ ________________________ Net Worth $ ________________________

    Personal Earned Income means salary, wages, commissions, fees, or other earned income received during the last 12 months, reduced by regular business expenses, but before all other deductions.

        If Primary Proposed Insured is not self-supporting or is a child under age 18, what amount of insurance is in force on any of the following: Spouse $ _____________________ Father $ _____________________ Mother $ _____________ Siblings $ __________

____________________________________________________________________________________________________________________________________

2.  OTHER PROPOSED INSURED

    First Name _______________________________ MI __ Last Name ________________________ Social Security # __________________________

    Sex [ ] M [ ] F Birthplace* (STATE, COUNTRY) ______________________ Date of Birth _______________________ Current Age __________

    Relationship to Primary Proposed Insured _______________________________________________________________________________________

    TOBACCO USE Have you ever used any form of tobacco or nicotine products? [ ] yes [ ] no TYPE and QUANTITY used _________________

    If yes, are you a current user? [ ] yes [ ] no If no, date of last use _________________________________________________________

    Driver's License [ ] yes [ ] no License State ____________________ Number_______________________________________________________

    U.S. Citizen or Permanent Resident (Green Card holder) [ ] yes [ ] no

    If no, Country of Citizenship _______________________ Date of Entry ____________ Visa Type _____________ (Copy of Visa Required)

    Address ____________________________________ City, State ______________________________________ ZIP ____________________________

    Home Phone (___)____________________ Alternate Phone (___)_________________________ Email ______________________________________

    Employer __________________________ Occupation ______________________________ Length of Employment _____________________________

    Employer Address __________________________________________ City, State _________________________ ZIP __________________________

    Duties _________________________________________________________________________________________________________________________

    Personal Earned Income $ _____________________ Household Income $ __________________________ Net Worth $ _______________________
    Personal Earned Income means salary, wages, commissions, fees, or other earned income received during the last 12 months, reduced by regular business expenses, but before all other deductions.

    *FOR IDENTIFICATION PURPOSES ONLY

AGLC100565-NY-2012                                                    Page 1 of 6
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3. OWNER

   A. COMPLETE IF THE PRIMARY PROPOSED INSURED IS NOT THE OWNER (IF CONTINGENT OWNER IS REQUIRED, USE REMARKS SECTION)

      First Name ________________________________ MI ________________ Last Name _____________________________________Sex [ ] M [ ] F

      Social Security or Tax ID # _____________________________________________________ Date of Birth ______________________________

      U.S. Citizen [ ] yes [ ] no If no, Country of Citizenship ____________ Date of Entry _______ Visa Type ______ Exp. Date ______

      Address ________________________________ City, State ______________________________________ ZIP ______________________________

      Home Phone _(____)_______________________________ Relationship to Primary Proposed Insured ___________________________________

      Email ________________________________________________________________________________________________________________________

   B. COMPLETE IF OWNER IS A TRUST (IF TRUSTEE IS A PREMIUM PAYOR, ALSO COMPLETE SECTION 13 D)

      Exact Name of Trust __________________________________________________ Trust Tax ID # ________________________________________

      Address ______________________________________ City, State ____________________________________ ZIP __________________________

      Phone _(___)____________________________________________ Email _______________________________________________________________

      Current Trustee(s) ____________________________________________________________ Date of Trust ________________________________

____________________________________________________________________________________________________________________________________

4. PRODUCT NAME (COMPLETE APPROPRIATE SUPPLEMENTAL APPLICATION IF APPLICABLE) ______________________________________________________

   Amount Applied For: Base Coverage $ _____________________________ Supplemental Coverage (IF APPLICABLE) $ _______________________

   Death Benefit Compliance Test Used (IF APPLICABLE): [ ] Guideline Premium [ ] Cash Value Accumulation

   Automatic Premium Loan (IF APPLICABLE): [ ] yes [ ] no Premium Class Quoted _____________________________________________________

   Reason for Insurance ____________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

5. PREMIUM ALLOCATION (FOR INDEX UL ONLY) (COMPLETE LINE A, LINE B OR LINE C BASED ON THE SELECTED PRODUCT)

   Indicate how each premium received is to be allocated. TOTAL ALLOCATIONS MUST EQUAL 100%. USE WHOLE PERCENTAGE ONLY.

   A. 1-Year Index Interest Account  __________%       5-Year Index Interest Account     ______%   Declared Interest Account ______%

   B. 1-Year Index Cap Account       __________%       Annual Participation Rate Account ______%   Declared Interest Account ______%

   C. 1-Year Index Cap Account       __________%       5-Year Index Interest Account     ______%   Declared Interest Account ______%

   Other:___________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

6. DEATH BENEFIT OPTIONS (FOR UL & VUL ONLY) [ ] Option 1 - Level [ ] Option 2 - Increasing [ ] Option 3 - Level Plus Return of
   Premium
____________________________________________________________________________________________________________________________________

7. RIDERS/BENEFITS

   [ ] Child Rider Amount $ ________________________________________ (COMPLETE CHILD RIDER ATTACHMENT) or [ ] No current children
   [ ] Waiver of Premium [ ] Waiver of Monthly Deduction [ ] Waiver of Monthly Guarantee Premium
   [ ] Maturity Extension Rider - Accumulation Value [ ] Maturity Extension Rider - Death Benefit
   [ ] Accidental Death Benefit Amount $ ______________________
   [ ] Select Income Rider (COMPLETE THE FOLLOWING IF SI RIDER SELECTED) Benefit Duration _________ Monthly Benefit Amt $ __________
   [ ] Other Riders/Benefits #1 ___________________________________________ Amount/Unit(s) _________________________________________
   [ ] Other Riders/Benefits #2 ___________________________________________ Amount/Unit(s) _________________________________________

____________________________________________________________________________________________________________________________________

8. PRIMARY BENEFICIARY

   Name ____________________________ Relationship ___________________ Share ______% DOB _______________ SSN ________________________

   Address ________________________________________ Phone (____)__________________ Email ___________________________________________

   Name ____________________________ Relationship ___________________ Share ______% DOB _______________ SSN ________________________

   Address ________________________________________ Phone (____)__________________ Email ___________________________________________

   Name ____________________________ Relationship ___________________ Share ______% DOB _______________ SSN ________________________

   Address ________________________________________ Phone (____)__________________ Email ___________________________________________

   Name ____________________________ Relationship ___________________ Share ______% DOB _______________ SSN ________________________

   Address ________________________________________ Phone (____)__________________ Email ___________________________________________

AGLC100565-NY-2012                                            Page 2 of 6
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9.  CONTINGENT BENEFICIARY

    Name ____________________________ Relationship ___________________ Share ______% DOB _______________ SSN _______________________

    Address ________________________________________ Phone (____)__________________ Email __________________________________________

    Name ____________________________ Relationship ___________________ Share ______% DOB _______________ SSN _______________________

    Address ________________________________________ Phone (____)__________________ Email __________________________________________
____________________________________________________________________________________________________________________________________

10. TRUST INFORMATION (IF BENEFICIARY) Exact Name of Trust _________________________________________________________________________

    Trust Tax ID # ___________________________ Current Trustee(s) ______________________________ Date of Trust _____________________

    Address _______________________________________ Phone (____)___________________ Email __________________________________________
____________________________________________________________________________________________________________________________________

11. RIDER BENEFICIARIES (COMPLETE IF OTHER THAN PRIMARY PROPOSED INSURED)

    Other Insured/Spouse Rider ____________________ Relationship _________________ DOB _________________ SSN _______________________

    Address _______________________________________ Phone (____)__________________ Email ___________________________________________
____________________________________________________________________________________________________________________________________

12. BUSINESS INSURANCE DETAILS (COMPLETE ONLY IF APPLYING FOR BUSINESS COVERAGE)

    Does any Proposed Insured have an ownership interest in the business? [ ] yes [ ] no

    If yes, what is the percentage of ownership for the: Primary Proposed Insured ____________% Other Proposed Insured ____________%

    Net Profit of Business $ ______________________ Fair Market Value of Business $ ________________

    If buy-sell, stock redemption, or key person insurance, will all partners or key people be covered? [ ] yes [ ] no

    If no, provide the reason why all partners are not covered _____________________________________________________________________

    Describe any special circumstances _____________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

13. PREMIUM PAYMENT [ ] Modal $ ______________________ [ ] Single $ ____________________ [ ] Additional Initial $ __________________

    A. FREQUENCY OF MODAL PREMIUM: [ ] Annual [ ] Semi-annual [ ] Quarterly [ ] Monthly (BANK DRAFT ONLY)

    B. METHOD: [ ] Direct Billing [ ] Bank Draft (COMPLETE BANK DRAFT AUTHORIZATION) [ ] List Bill: Number _________________________

       [ ] Credit Card - Initial Premium Only (COMPLETE CREDIT CARD AUTHORIZATION) (NOT AVAILABLE FOR VUL PRODUCTS)

       [ ] Other (PLEASE EXPLAIN)___________________________________________________________________________________________________

    C. AMOUNT SUBMITTED WITH APPLICATION $ _________________________________________________________________________________________

    D. PREMIUM PAYOR (COMPLETE IF OTHER THAN OWNER OR IF OWNER IS TRUSTEE)

       First Name _____________________________________ MI _________ Last Name ______________________________________Sex [ ] M [ ] F

       Social Security or Tax ID # ________________________________________________ Date of Birth __________________________________

       Relationship to Primary Proposed Insured ____________________________________________________________________________________

       U.S. Citizen [ ] yes [ ] no If no, Country of Citizenship ________ Date of Entry __________ Visa Type ______ Exp. Date ______

       Address __________________________________ City, State ______________________________________ ZIP____________________________
____________________________________________________________________________________________________________________________________

14. EXISTING COVERAGE AND REPLACEMENTS

    A. DOES ANY PROPOSED INSURED HAVE ANY EXISTING OR PENDING ANNUITIES OR LIFE INSURANCE POLICIES?* [ ] YES [ ] NO

    B. IF QUESTION 14A IS ANSWERED "YES", PLEASE PROVIDE THE FOLLOWING INFORMATION:

      NAME OF           TYPE      YEAR      FACE         INSURANCE      CONTRACT OR     IS COVERAGE           1035
   PROPOSED INSURED (SEE BELOW) OF ISSUE   AMOUNT         COMPANY         POLICY #    BEING REPLACED?**     EXCHANGE

   _______________  __________  _______   _______   __________________  _____________    [ ] yes [ ] no      [ ] yes

   _______________  __________  _______   _______   __________________  _____________    [ ] yes [ ] no      [ ] yes

   _______________  __________  _______   _______   __________________  _____________    [ ] yes [ ] no      [ ] yes

   _______________  __________  _______   _______   __________________  _____________    [ ] yes [ ] no      [ ] yes

    TYPE: I= individual, B= business, G= group, P= pending life insurance or annuity
    *If 14A is answered "yes", certain states require completion of replacement-related forms even when existing or pending life insurance or annuities are not being replaced by the life insurance policy being applied for.
    **"Replace" means that the life insurance policy being applied for may replace, change or use monetary value from an existing or pending life insurance policy or annuity contract. If the transaction is a replacement, also complete the replacement-related form for the state where the application is signed.

AGLC100565-NY-2012                                               Page 3 of 6
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15. BACKGROUND INFORMATION (COMPLETE QUESTIONS A THROUGH J. IF YES ANSWER APPLIES TO ANY PROPOSED INSURED, PROVIDE
    DETAILS SPECIFIED AFTER EACH QUESTION)

    A. Does any Proposed Insured intend to travel or reside outside of the United States or Canada within the
       next two years?                                                                                               [ ] yes [ ] no

       (IF YES, LIST COUNTRY(IES), CITY(IES), DATE, LENGTH OF STAY(S), AND PURPOSE OR COMPLETE THE FOREIGN TRAVEL
       AND RESIDENCE QUESTIONNAIRE) ________________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________

    B. In the past five years, has any Proposed Insured participated in, or does he or she intend to participate in:
       any flights as a trainee, pilot or crew member; scuba diving; skydiving or parachuting; ultralight aviation;
       auto racing; cave exploration; hang gliding; boat racing; mountaineering; extreme sports or other hazardous
       activities?                                                                                                    [ ] yes [ ] no

       (IF YES, COMPLETE THE AVIATION AND/OR AVOCATION QUESTIONNAIRE)

    C. Has any Proposed Insured:

       1) During the past 90 days submitted an application for life insurance to any company or begun the process
          of filling out an application?                                                                              [ ] yes [ ] no
      (IF YES, LIST COMPANY NAME, AMOUNT APPLIED FOR, PURPOSE OF INSURANCE, AND IF APPLICATION WILL BE PLACED) _____________________

        ____________________________________________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________


       2) Ever had a life or disability insurance application modified, rated, declined, postponed, withdrawn,
          canceled or refused for renewal?                                                                            [ ] yes [ ] no

       (IF YES, LIST DATE AND REASON) ______________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________


    D. Has any Proposed Insured ever filed for bankruptcy?                                                            [ ] yes [ ] no

       (IF YES, LIST CHAPTER FILED, DATE, REASON, AND DISCHARGE DATE) ______________________________________________________________

        ____________________________________________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________

    E. In the past five years, has any Proposed Insured been convicted of any driving violations to include
       driving under the influence of alcohol or drugs?                                                               [ ] yes [ ] no

       (IF YES, LIST DATE, STATE, LICENSE #, AND SPECIFIC VIOLATION) _______________________________________________________________

        ____________________________________________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________

    F. Has any Proposed Insured ever been convicted of or pled guilty or no contest to a criminal offense?            [ ] yes [ ] no

       (IF YES, LIST DATE, COUNTY, STATE, CHARGE, AND CURRENT STATUS) ______________________________________________________________

        ____________________________________________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________

    G. Is any Proposed Insured an active duty service member of the US Armed Forces, a member of the National
       Guard or an active reservist of the US Armed Forces, or a dependent of an active duty service member of
       the US Armed Forces?                                                                                           [ ] yes [ ] no

       (IF YES, PROVIDE PAY GRADE, RANK AND ANY KNOWN FOREIGN ASSIGNMENTS. COMPLETE THE APPLICABLE MILITARY DISCLOSURE)

        ____________________________________________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________

    H. Has any other party, other than the Owner, entered into or have plans been made for another party, other than the Owner, to obtain any right, title, or interest in any policy issued on the life of any Proposed
       Insured as a result of this application?                                                                       [ ] yes [ ] no

    I. Has the Owner or any Proposed Insured entered into or have plans been made to finance any of the premium
       required to pay for this policy through a financing or loan agreement?                                         [ ] yes [ ] no

    J. Is the Owner, any Proposed Insured, or any person or entity, being paid (cash, services, etc) as an
       incentive to enter into this transaction?                                                                      [ ] yes [ ] no
       (IF YES, DESCRIBE THE INCENTIVE) ____________________________________________________________________________________________

        ____________________________________________________________________________________________________________________________

REMARKS

16. DETAILS AND EXPLANATIONS _______________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

AGLC100565-NY-2012                                                 Page 4 of 6
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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

The above listed insurance company ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.
____________________________________________________________________________________________________________________________________
                        AGREEMENT, AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION AND SIGNATURES
I, the Primary Proposed Insured and Owner signing below, agree that I have read the statements contained in this application and any attachments or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and if applicable, related attachments including supplement(s)
and addendum(s); and (2) shall be the basis for any policy and any rider(s) issued. I understand that a copy of the application will be attached to the policy when issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim if: (1) such misrepresentation materially affects the acceptance of the risk;
and (2) the policy is within its contestable period.

Except as may be provided in any Limited Temporary Life Insurance Agreement, I understand and agree that even if I paid a premium no insurance will be in effect under this application, or under any new policy or any rider(s) issued by the Company, unless or until all three of the following conditions are met: (1) the policy has been delivered and accepted; and (2) the full first modal premium for the issued policy has been paid; and (3) there has been no change in the health of any Proposed Insured(s) that would change the answers to any questions in the application before items (1) and (2) in this paragraph have occurred. I understand and agree that if all three conditions above are not met: (1) no insurance will begin in effect; and (2) the Company's liability will be limited to a refund of any premiums paid, regardless of whether loss occurs before premiums are refunded.

Limited Temporary Life Insurance Agreement ("LTLIA") - If I have received and accepted the LTLIA, I understand and agree that such insurance is available only on the life of the Primary Proposed Insured under the life policy (and the Other Proposed Insured under a joint and survivorship life policy, if applicable) and only if the following four conditions are met: (1) the full first modal premium is submitted with this application and paid; and (2) only "no" answers have been truthfully given to the questions regarding any Proposed Insured's health and age in section 3 of the LTLIA; and (3) Part A and Part B of the application must be completed, signed and dated. I understand and agree that such insurance is not available with any riders or any accident and/or health insurance.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy or have been read the Notices to the Proposed Insured(s).

I give my consent to all of the entities listed below to give to the Company, its legal representatives, and American General Life
Companies LLC ("AGLC") (an affiliated service company), all information they have pertaining to: medical consultations; treatments;
surgeries; hospital confinements for physical and/or medical conditions; drug prescriptions; or any other information for me, my spouse or my minor children. Other information includes personal finances; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or future foreign travel. I give my consent for the information outlined above to be provided by: any physician or medical practitioner; any hospital, clinic or other health care facility; pharmacy benefit manager or prescription database; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).


I understand the information obtained will be used by the Company to determine: (1) eligibility for insurance; and (2) eligibility for benefits under an existing policy. Any information gathered during the evaluation of my application may be disclosed to:
reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box 1931,
Houston, TX 77251-1931.

This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be as valid as the original. I authorize AGLC to obtain an investigative consumer report on me. I understand that I may: request to be interviewed for the report; and receive, upon written request, a copy of such report. [ ] Check if you wish to be interviewed.

IRS CERTIFICATION: Under penalties of perjury, I certify:  (1) that the number shown on this application is my correct Social
Security or Tax ID number; and (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue
Code; and (3) that I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require my consent to any provisions of this document other than the certifications required to avoid backup withholding. You must cross out item (2)
if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S. resident alien).

OWNER SIGNED AT (city, state) _________________________________________________ On (date) ________________________________________

OWNER SIGNATURE X _____________________________________________________________ TITLE ____________________________________________
                                                                                            (IF CORPORATE OFFICER OR TRUSTEE)

PRIMARY PROPOSED INSURED SIGNATURE (if other than Owner) X _______________________________________________________________________
                                                                  (IF UNDER AGE 14 1/2, SIGNATURE OF PARENT OR GUARDIAN)

OTHER PROPOSED INSURED SIGNATURE (if other than Owner) X _________________________________________________________________________
                                                                  (IF UNDER AGE 14 1/2, SIGNATURE OF PARENT OR GUARDIAN)

AGENT(S) SIGNATURE(S)
I certify that the information supplied has been truthfully and accurately recorded on the Part A application.

Writing Agent Name (PLEASE PRINT) _________________________________________________________ Writing Agent # ______________________

Writing Agent Signature X ________________________________________________ Countersigned _________________________________________
                                                                                       (LICENSED RESIDENT AGENT IF STATE REQUIRED)

AGLC100565-NY-2012                                            Page 5 of 6
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                                                      AGENT'S REPORT
------------------------------------------------------------------------------------------------------------------------------------

1. STATEMENTS

A.  Does any Proposed Insured have any existing or pending annuities or life insurance policies?                     [ ] yes [ ] no
   (IF YES, CERTAIN STATES REQUIRE COMPLETION OF REPLACEMENT-RELATED FORMS EVEN WHEN OTHER LIFE INSURANCE
   OR ANNUITIES ARE NOT BEING REPLACED BY THE POLICY BEING APPLIED FOR - PLEASE ATTACH SUCH FORMS)

B. If yes to question 1 A., do you have any information that any Proposed Insured may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity in connection with
   the policy being applied for?                                                                                     [ ] yes [ ] no
   (IF YES, PLEASE PROVIDE DETAILS IN THE REMARKS SECTION BELOW AND ATTACH REPLACEMENT-RELATED FORMS)

C. Number of years you have known Primary Proposed Insured: _______________________________________________________________________

                                          Other Proposed Insured: _________________________________________________________________

D. Are you aware of any other information that would adversely affect any Proposed Insured's eligibility, acceptability, or insurability? (IF YES, PLEASE PROVIDE DETAILS IN THE REMARKS SECTION BELOW, AND DO NOT
   PROVIDE LIMITED TEMPORARY LIFE INSURANCE)                                                                         [ ] yes [ ] no

E. Did you provide the Owner with a Limited Temporary Life Insurance Agreement?                                      [ ] yes [ ] no
 __________________________________________________________________________________________________________________________________

2. REMARKS, DETAILS AND EXPLANATIONS (PLEASE INCLUDE INFORMATION ON ANY COLLATERAL ASSIGNMENT, ETC)

 __________________________________________________________________________________________________________________________________

 __________________________________________________________________________________________________________________________________

 __________________________________________________________________________________________________________________________________

 __________________________________________________________________________________________________________________________________

 __________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

3. COMMISSION, AGENT/AGENCY INFORMATION (PLEASE LIST SERVICING AGENT FIRST)

                                                                                                                       Percent
      Agent(s) to Receive Commission                   Agency Number                        Agent Number               of Split

__________________________________________   __________________________________   _______________________________   _______________%

__________________________________________   __________________________________   _______________________________   _______________%

__________________________________________   __________________________________   _______________________________   _______________%

__________________________________________   __________________________________   _______________________________   _______________%


4. AGENT AGREEMENT AND SIGNATURE

   I understand and agree that if I am made aware of any changes to any of the answers contained in any of the forms I will notify the company of the changes.

   Writing Agent Name (PLEASE PRINT)_________________________________________________________  Date ________________________________

   Writing Agent Signature X ________________________________________________________________

   State License # __________________________________________________________________________  Phone # _____________________________

   Email ____________________________________________________________________________________  Fax # _______________________________

FOR HOME OFFICE USE

Processing Center _______________________________ Contact Person ___________________________  Phone # _____________________________

Servicing Agent (if other than writing agent) send policy/delivery requirements to ________________________________________________

___________________________________________________________________________________________________________________________________


AGLC100565-NY-2012                                                Page 6 of 6
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BANK DRAFT AUTHORIZATION

[ ] THE UNITED STATES LIFE INSURANCE COMPANY
    IN THE CITY OF NEW YORK,
    NEW YORK, NY

The company checked above ("Company") will withdraw the premiums from the specified account. "You", "your", "I", and "me" refer to the bank account Owner whose name appears below.
_________________________________________________________________________________________________________________________________

HOW AUTOMATIC BANK DRAFT WORKS: Automatic bank draft is a debit service that offers a convenient way to pay insurance premiums.
The Company will collect the insurance premiums from your bank account electronically - you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipts for payment of your premium.

                                               AUTOMATIC BANK DRAFT AGREEMENT

I hereby authorize and request the Company to initiate electronic or other commercially accepted-type debits against the indicated bank account in the depository institution named ("Depository") for the payment of premiums and other indicated charges due on the insurance policy, and to continue to initiate such debits in the event of a conversion, renewal, or other change to any such contract(s). I hereby agree to indemnify and hold the Company harmless from any loss, claim, or liability of any kind by reason or dishonor of any debit.

I understand that this authorization will not affect the terms of the contract(s), other than the mode of payment, and that if premiums are not paid within the applicable grace period, the contract(s) will terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the Company receives actual payment.

I agree that this authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the nonterminating party and may be terminated by the Company immediately if any debit is not honored by the Depository named for any reason.

This must be dated and signed by the bank account Owner(s) as his/her name appears on bank records for the account provided on this authorization.

Financial Institution Name ______________________________________________________________________________________________________

Financial Institution Address ________________________________ City, State ________________________________ ZIP _________________

Routing Number   |:[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] :|

Account Number     [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]||.

Type of Account: [ ] Checking  [ ] Savings    Credit Union: [ ] yes  [ ] no

Name of Primary Proposed Insured ______________________________________________ Premium Amount $ ________________________________

Frequency:        [ ] Annual    [ ] Semi-annual    [ ] Quarterly    [ ] Monthly

Preferred Withdrawal Date (1st-28th) ______________   PLEASE DEBIT MY ACCOUNT FOR ALL OUTSTANDING PREMIUMS DUE.

Print Bank Account Owner(s) Name _________________________________________________________________________

Signature(s) of Bank Account Owner(s) X __________________________________________________________________

PLEASE ATTACH VOIDED CHECK OR DEPOSIT SLIP.


                                                                                                         AGLC102113-NY-2011
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                                               INSURANCE DEPARTMENT OF THE STATE OF NEW YORK
                                                          DEFINITION OF REPLACEMENT

IN ORDER TO DETERMINE WHETHER YOU ARE REPLACING OR OTHERWISE CHANGING THE STATUS OF EXISTING LIFE INSURANCE POLICIES OR ANNUITY
CONTRACTS, AND IN ORDER TO RECEIVE THE VALUABLE INFORMATION NECESSARY TO MAKE A CAREFUL COMPARISON IF YOU ARE CONTEMPLATING
REPLACEMENT, THE AGENT IS REQUIRED TO ASK YOU THE FOLLOWING QUESTIONS AND EXPLAIN ANY ITEMS THAT YOU DO NOT UNDERSTAND.

AS PART OF YOUR PURCHASE OF A NEW LIFE INSURANCE POLICY OR A NEW ANNUITY CONTRACT, HAS EXISTING COVERAGE BEEN, OR IS IT LIKELY TO
BE:

       (1)  LAPSED, SURRENDERED, PARTIALLY SURRENDERED, FORFEITED, ASSIGNED TO THE INSURER REPLACING THE LIFE INSURANCE POLICY OR
            ANNUITY CONTRACT, OR OTHERWISE TERMINATED?
                                                                                                         YES ______ NO ______

       (2)  CHANGED OR MODIFIED INTO PAID-UP INSURANCE; CONTINUED AS EXTENDED TERM INSURANCE OR UNDER ANOTHER FORM OF NONFORFEITURE
            BENEFIT; OR OTHERWISE REDUCED IN VALUE BY THE USE OF NONFORFEITURE BENEFITS, DIVIDEND ACCUMULATIONS, DIVIDEND CASH
            VALUES OR OTHER CASH VALUES?
                                                                                                         YES ______ NO ______

       (3)  CHANGED OR MODIFIED SO AS TO EFFECT A REDUCTION EITHER IN THE AMOUNT OF THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT
            OR IN THE PERIOD OF TIME THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT WILL CONTINUE IN FORCE?

                                                                                                         YES ______ NO ______

       (4)  REISSUED WITH A REDUCTION IN AMOUNT SUCH THAT ANY CASH VALUES ARE RELEASED, INCLUDING ALL TRANSACTIONS WHEREIN AN
            AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE RELEASED ON ONE OR MORE OF THE EXISTING POLICIES?
                                                                                                         YES ______ NO ______

       (5)  ASSIGNED AS COLLATERAL FOR A LOAN OR MADE SUBJECT TO BORROWING OR WITHDRAWAL OF ANY PORTION OF THE LOAN VALUE, INCLUDING
            ALL TRANSACTIONS WHEREIN ANY AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE BORROWED OR WITHDRAWN ON
            ONE OR MORE EXISTING POLICIES?
                                                                                                         YES ______ NO ______

       (6)  CONTINUED WITH A STOPPAGE OF PREMIUM PAYMENTS OR REDUCTION IN THE AMOUNT OF PREMIUM PAID?
                                                                                                         YES ______ NO ______


IF YOU HAVE ANSWERED YES TO ANY OF THE ABOVE QUESTIONS, A REPLACEMENT AS DEFINED BY NEW YORK INSURANCE DEPARTMENT REGULATION NO. 60
HAS OCCURRED OR IS LIKELY TO OCCUR AND YOUR AGENT IS REQUIRED TO PROVIDE YOU WITH A COMPLETED DISCLOSURE STATEMENT AND THE IMPORTANT
NOTICE REGARDING REPLACEMENT OR CHANGE OF LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS.


DATE: _______________________________  SIGNATURE OF APPLICANT: ________________________________________

DATE: _______________________________  SIGNATURE OF APPLICANT: ________________________________________
      TO THE BEST OF MY KNOWLEDGE, A REPLACEMENT IS INVOLVED IN THIS TRANSACTION: YES ______ NO ______

DATE: _______________________________  SIGNATURE OF AGENT: ____________________________________________


USL1002N                                                                                                                     Rev1107
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                                      LEAVE THIS FORM WITH THE PROPOSED INSURED(S)
                                            NOTICES TO THE PROPOSED INSURED(S)

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, NEW YORK, NY

You have applied for life insurance with one of the insurance companies identified above. "Company" refers to the company with which you have applied for insurance. This notice is provided on behalf of that company and American General Life Companies LLC (AGLC), a company providing services to affiliated life insurance companies.
____________________________________________________________________________________________________________________________________
FAIR CREDIT REPORTING ACT

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life or health insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living.

This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

P.O. Box 1931
Houston, TX 77251-1931

Upon receipt of such a request, the Company will respond by mail within five business days.
____________________________________________________________________________________________________________________________________
MEDICAL INFORMATION BUREAU

Information regarding your insurability will be treated as confidential. The Company or its reinsurers may, however, make a brief report thereon to MIB, Inc., formerly known as Medical Information Bureau, a not-for-profit membership organization of insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, upon request, will supply such company with the information about you in its file.

Upon receipt of a request from you, MIB will arrange disclosure of any information it may have in your file. Please contact MIB at
866-692-6901 (TTY 866-346-3642). If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of MIB's information office is 50 Braintree Hill Park, Suite 400, Braintree, Massachusetts 02184-8734.

The Company, or its reinsurers, may also release information in its file to other insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. Information for consumers about MIB may be obtained on its website at www.mib.com.
____________________________________________________________________________________________________________________________________
INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization as permitted or required by law.

You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information.

If you desire additional information on insurance information practices you should direct your requests to the Company at: American
General Life Companies LLC, P.O. Box 1931, Houston, TX 77251-1931
____________________________________________________________________________________________________________________________________
TELEPHONE INTERVIEW INFORMATION

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.
____________________________________________________________________________________________________________________________________
USA PATRIOT ACT (THIS NOTICE IS PRINTED IN COMPLIANCE WITH SECTION 326 OF THE USA PATRIOT ACT)

IMPORTANT INFORMATION ABOUT PROCEDURES FOR APPLYING FOR AN INSURANCE POLICY OR ANNUITY CONTRACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including insurance companies, to obtain, verify, and record information that identifies each person who opens an account, including an application for an insurance policy or annuity contract.

What this means for you: When you apply for an insurance policy or annuity contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
                                                                                                               AGLC102112-NY Rev0311
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